                                                                    Exhibit 3.21

For Ministry Use Only                             Ontario Corporation Number
A l'usage exclusif du ministere                Numero de la compagnie en Ontario
[LOGO]     Ministry of           Ministere de               574439
           Consumer and          la Consommation
           Commercial            et du Commerce
           Relations

CERTIFICATE                      CERTIFICAT
This is to certify that these    Ceci certifie que les presents
articles are effective on        statuts entrent en vigueur le

JANUARY 1 JANVIER, 1984       Trans   Line            Comp    Method
                              code     No    Stat     Type    Incorp       Share
                              [ A ]   [ D ]  [ 0 ]    [ A ]    [ 3 ]       [ S ]
/s/ [ILLEGIBLE]                18     20     28       29       30          31
-------------------
[ILLEGIBLE]                  Notice Reg'd    Jurisdiction
                                [ N ]        [ ONTARIO ]                   [ A ]
                                 32          33       47                     57

--------------------------------------------------------------------------------

                            ARTICLES OF AMALGAMATION
                               STATUTS DE FUSION

   Form A      1. The name of the corporation is:  Denomination sociale de la compagnie issue de la fusion:
  Business
Corporations
    Act           D-M-E  O F  C A N A D A  L I M I T E D
    1982
               2. The address of the registered office is: Adresse du siege social:

  Formule          6210 Northwest Drive
  numero 4         ------------------------------------------------------------------------------------------------
Loi de 1982                Street & Number or R R Number & if Multi-Office Building give Room No:
  sur les                              Rue et numero de la R R et s'il s'agit d'un edifice
 compagnies                                       a bureaux numero de bureau:

                  Mississauga, Ontario                                            [ L 4 V I J 6 ]
                  ------------------------------------------------------------------------------------------------
                        Name of Municipality or Post Office                         (Postal Code)
                   Nom de la municipalite ou du bureau de poste                     (Code Postal)

                                                                       Regional  Municipality
                  City Of  Mississauga          in the                 of Peel
                  ------------------------    dans le/la               -------------------------------------------
                    Name of Municipality                                         (County, District, Regional
                   Geographical Township                                               municipality)
                  (Nom de la municipalite                                        (Comte, district, municipalite
                        du canton)                                                        regionale)

               3. Number (or minimum and maximum number ) of    Nombre (ou nombres minimal of maximal)
                  director is:                                  d'administrateurs:

                  FOUR (4)

               4. The director(s) is/are:                      Administrateur(s):

                                                                                                      Resident
               First name, initials and surname       Residence address giving Street & No. R. R.     Canadian
               Prenom, initials et nom de famille     No. Municipality and Postal Code                State
                                                      Addresse personnelle, y compris la rue et le    yes or no
                                                      numero, le numero, de la R.R. ou le nom de la   Resident
                                                      municipalite et le code postal                  Canadien
                                                                                                      Oui/Non
               ------------------------------------------------------------------------------------------------

               Jerry A. Lirette                       1547 Kensington,                                No
                                                      Bloomfield Hills, MI 48013

               Cyrus McGrath                          45 Marksam Road, Unit 17,                       Yes
                                                      Guelph, Ontario NIH 6Y9

               David W. Smith                         48 Hillhurst Boulevard,                         Yes
                                                      Toronto, Ontario M5N 1N6

               Orey Fidani                            48 Edenbrook Hill,                              Yes
                                                      Toronto, Ontario M9N 3Z9

DYE & DURHAM
FORM 4(B C A)

5. A) The amalgamation agreement      [ ]A) Les actionnaires de chaque
      has been duly adopted by the          compagnie qui fusionne ont
      shareholders of each of the           dument adopte la convention de
      amalgamating corporations as          fusion conformement au paragraphe
      required by subsection 175(4) of      175(4) de la Loi sur les compagnies
      the Business Corporations Act on      a la date mentionnee ci-dessous.
      the date set out below.

                                Check    Cocher
                                A or B   A ou B

B) The amalgamation has been approved [X]B) Les administrateurs de chaque
   by the directors of each                 compagnie qui fusionne ont approuve
   amalgamating corporation by a            la fusion par voie de resolution
   resolution as required by section        conformement a l'article 176 de la
   176 of the Business Corporations         Loi sur les compagnies a la date
   Act on the date set out below.           mentionnee ci-dessous. Les statuts
                                            de fusion reprennent
   The articles of amalgamation in          essentiellement les dispositions
   substance contain the provisions of      des statuts constitutifs de
   the articles of incorporation of

   D-M-E of  Canada Limited

   and are more particularly set out        et sont enonces textuellement aux
   in these articles                        presents statuts.

Names of amalgamating
corporations
Denomination sociale          Ontario Corporation Number
des compagnies qui            Numero de la compagnie en    Date of Adoption Approval
fusionnent                    Ontario                      Date d'adoption ou d'approbation
--------------------------    --------------------------   --------------------------------
D-M-E  of   Canada                      257680                 December  21,   1983
Limited

Cardkey  Systems of Canada,             438112                 December  21,   1983
Limited

6. Restrictions, if any, on business     Limites, s'il y a lieu, imposees aux
   the corporation may carry on or on    activites commerciales ou aux pouvoirs
   powers the corporation exercise.      de la compagnie.

   There are no restrictions on the business that the Corporation may carry on.

7. The classes and any maximum number    Categories et nombre maximal, s'il y a
   of shares that the corporation is     lieu, d'actions que la compagnie est
   authorized to issue.                  autorisee a emettre:

   The Corporation is authorized to issue 1,000 common shares without par value.

8. Rights, privileges, restrictions      Droits, privileges, restrictions et
   and conditions (if any) attaching     conditions, s'il y a lieu, rattaches a
   to each class of shares and           chaque categorie d'actions et pouvoirs
   directors authority with respect to   des administrateurs relatifs a chaque
   any class of shares which is to be    categorie d'actions qui peut etre emise
   issued in series:                     en serie:

   Not applicable.

   restricted and the restrictions       est/n'est pas restreinte. Les
   (if any) are as follows:              restrictions, s'il y a lieu, sont les
                                         suivantes:

   1. The right to transfer shares of the Corporation shall be restricted in that no shareholder shall be entitled to transfer any share or shares in the capital of the Corporation without either (a) the previous express sanction of the holders of more than fifty percent (50%) of the common shares of the Corporation for the time being outstanding expressed by a resolution passed at a meeting of the shareholders or by an instrument or instruments in writing signed by the holders of more than fifty percent (50%) of such shares, or (b) the previous express sanction of the directors of the Corporation expressed by a resolution passed by the votes of a majority of the directors of the Corporation at a meeting of the board of directors or by an instrument or instruments in writing signed by a majority of the directors.

                                                       (....Continued on 5A)

10. Other provisions, (if any):          Autres dispositions, s'il y a lieu.

    Not applicable.

11. The statements required by           Les declarations exigees aux termes du
    subsection 177(2) of the Business    paragraphe 177(2) de la Loi sur les
    Corporations Act are attached as     compagnies constituent l'annexe "A".
    Schedule "A".

12  A copy of the amalgamation           Une copie de la convention de fusion
    agreement or directors resolutions   ou les resolutions des administrateurs
    (as the case may be) is/are          (selon le cas) constitute(nt) l'annexe
    attached as Schedule "B".            "B".

   2. The number of shareholders of the Corporation, exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment, and have continued after the termination of that employment to be, shareholders of the Corporation, is limited to not more than fifty, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

   3. Any invitation to the public to subscribe for securities of the Corporation is prohibited.

   These articles are signed in             Les presents statuts sont signes en
   duplicate.                               double exemplaire.

   Names of the amalgamating                Denomination sociale des compagnies
   corporations and signatures and          qui fusionnent signature et
   descriptions of office of their          fonction de leurs dirigeants
   proper officers.                         regulierement designes.


                      D-M-E OF CANADA LIMITED

                      /s/ G. Ralph Bartolme                C.S.
                      ------------------------------------
                      G. Ralph Bartolme,
                      Vice-President

                      CARDKEY SYSTEMS OF CANADA, LIMITED

                      /s/ G. Ralph Bartolme                C.S.
                      ------------------------------------
                      G. Ralph Bartolme,
                      Vice-President & Secretary

                                   SCHEDULE A

                   IN THE MATTER OF the Business Corporations Act, 1982 and the Articles of Amalgamation of D-M-E
                   OF CANADA LIMITED and CARDKEY SYSTEMS OF CANADA,
                   LIMITED.

                  I, G. RALPH BARTOLME, of the city of Laguna Niguel, in the State of California, do DECLARE THAT:

1. I am the Vice-President of D-M-E of Canada Limited (hereinafter called the "Corporation") which is to be amalgamated with Cardkey Systems of Canada, Limited into an amalgamated corporation (hereinafter called the "Amalgamated Corporation") and as such have personal knowledge of the matters herein declared.

2. I have conducted such examinations of the books and records of the Corporation and have made such enquiries and investigations as are necessary to enable me to make this declaration.

3.                I have satisfied myself that:

         (a) there are reasonable grounds for believing that the Corporation is and the Amalgamated Corporation will be able to pay its liabilities as they become due;

         (b) there are reasonable grounds for believing that the realizable value of the Amalgamated Corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes; and

         (c) there are reasonable grounds for believing that no creditor of the Corporation will be prejudiced by the amalgamation.

                  DATED the 21st day of December, 1983.

          /s/ [ILLEGIBLE]            )         /s/ G. Ralph Bartolme
------------------------------------     ---------------------------------------
             Witness                 )           G. Ralph Bartolme

                                   SCHEDULE A

                   IN THE MATTER OF the Business Corporations
                   Act, 1982 and the Articles of Amalgamation of D-M-E OF CANADA LIMITED and CARDKEY SYSTEMS
                   OF CANADA, LIMITED.

                  I. G. RALPH BARTOLME, of the city of Laguna Niguel, in the State of California, do DECLARE THAT:

1. I am the Vice-President and Secretary of Cardkey Systems of Canada, Limited (hereinafter called the "Corporation") which is to be amalgamated with D-M-E of Canada Limited into an amalgamated corporation (hereinafter called the "Amalgamated Corporation") and as such have personal knowledge of the matters herein declared.

2. I have conducted such examinations of the books and records of the Corporation and have made such enquiries and investigations as are necessary to enable me to make this declaration.

3.                I have satisfied myself that:

         (a) there are reasonable grounds for believing that the Corporation is and the Amalgamated Corporation will be able to pay its liabilities as they become due;

         (b) there are reasonable grounds for believing that the realizable value of the Amalgamated Corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes; and

         (c) there are reasonable grounds for believing that no creditor of the Corporation will be prejudiced by the amalgamation.

                  DATED the 21st day of December, 1983.

          /s/ [ILLEGIBLE]            )         /s/ G. Ralph Bartolme
------------------------------------     ---------------------------------------
             Witness                 )           G. Ralph Bartolme

                                   SCHEDULE B

                       CARDKEY SYSTEMS OF CANADA, LIMITED

                            "AMALGAMATION WITH D-M-E
                               OF CANADA LIMITED

                  WHEREAS the Corporation and D-M-E of Canada Limited ("D-M-E") are wholly-owned subsidiaries of VSI Corporation;

                  AND WHEREAS it is in the best interests of the Corporation that the Corporation and D-M-E amalgamate and continue as one corporation (the "Amalgamated Corporation") pursuant to subsection 176(2) of the Act without complying with sections 174 and 175 of the Act;

NOW THEREFORE BE IT RESOLVED THAT

1. the amalgamation of the Corporation and D-M-E pursuant to subsection 176(2) of the Act, effective January 1. 1984, be and the same is hereby approved;

2. when the said amalgamation becomes effective, all the issued shares in the capital of the Corporation shall be cancelled without any repayment of capital in respect thereof;

3. except as may be prescribed, the articles of amalgamation shall be the same in substance as the articles of D-M-E;

4. the stated capital of the Corporation shall be added to the stated capital of D-M-E; and

5. any one of the directors or officers of the Corporation be and is hereby authorized and directed for and on behalf of the Corporation to do all acts and things and to execute under the seal of the Corporation or otherwise and to deliver all such documents and instruments as may be necessary or desirable in connection with the said amalgamation including, without limitation, the filing of articles of amalgamation under the Act in the form of the draft articles of amalgamation annexed hereto as a schedule."



                  The undersigned, being the Vice-President and Secretary of CARDKEY SYSTEMS OF CANADA, LIMITED (the "Corporation"), hereby certifies under the corporate seal of the Corporation that the foregoing is a true and complete copy of a resolution passed by the directors of the Corporation on December 21, 1983, which resolution remains in full force and effect, unamended.

                      DATED the 21st day of December, 1983

                                              /s/ G. R. Bartolme            C.S.
                                              -----------------------------
                                                     G. R. Bartolme

                                   Schedule B

                             D-M-E OF CANADA LIMITED

                           "AMALGAMATION WITH CARDKEY
                           SYSTEMS OF CANADA, LIMITED

                  WHEREAS the Corporation and Cardkey Systems of Canada, Limited ("Cardkey") are wholly-owned subsidiaries of VSI Corporation;

                  AND WHEREAS it is in the best interests of the Corporation that the Corporation and Cardkey amalgamate and continue as one corporation (the "Amalgamated Corporation") pursuant to subsection 176(2) of the Act without complying with sections 174 and 175 of the Act;

NOW THEREFORE BE IT RESOLVED THAT

1. the amalgamation of the Corporation and Cardkey under the provisions of subsection 176(2) of the Act, effective January 1, 1984, be and the same is hereby approved;

2. when the said amalgamation becomes effective all the issued shares in the capital of Cardkey shall be cancelled without any payment of capital in respect thereof;

3. except as may be prescribed, the articles of amalgamation shall be the same in substance as the articles of the Corporation;

4. the stated capital of Cardkey shall be added to the stated capital of the Corporation;

5. any one of the directors or officers of the Corporation be and is hereby authorized and directed for and on behalf of the Corporation to do all acts and things and to execute under the seal of the Corporation or otherwise and to deliver all such documents and instruments as may be necessary or desirable in connection with the said amalgamation including, without limitation, the filing of articles of amalgamation under the Act in the form of the draft articles of amalgamation annexed hereto as a schedule."

                  The undersigned, being the Vice-President of D-M-E of Canada Limited (the "Corporation"), hereby certifies under the corporate seal of the Corporation that the foregoing is a true and complete copy of a resolution passed by the directors of the Corporation on December 21, 1983, which resolution remains in full force and effect, unamended.

                      DATED the 21st day of December, 1983.

                                              /s/ G. R. Bartolme            C.S.
                                              -----------------------------
                                                  G. R. Bartolme

                             ARTICLES OF AMENDMENT

For Ministry Use Only                            Ontario Corporation Number
A l'usage exclusif du ministere                Numero de la compagnie en Ontario
[LOGO]          Ministry of    Ministere de                  574439
                Consumer and   la Consommation
                Commercial     et du Commerce
Ontario         Relations

CERTIFICATE                    CERTIFICAT
This is to certify that these  Ceci certifie que les presents
Articles are effective on      statuts entrent en vigueur le


DECEMBER 5 DECEMBRE, 1989

                 /s/ [ILLEGIBLE]
    Director                         La Directeur                     TRANS
Companies Branch               Direction des compagnies                CODE
                                                                       [C]

--------------------------------------------------------------------------------

                              ARTICLE OF AMENDMENT
                             STATUTS OF MODIFICATION

   Form 3      1. The present name of the corporation is:         Denomination sociale de la compagnie:
  Business
Corporations      D - M - E     O F   C A N A D A   L I M I T E D
    Act
    1982       2. The name of the corporation is changed to (if   Nouvelle denomination sociale de la compagnie: (s'il y
   Formule        applicable):                                    a lieu):
  numero 3
Loi de 1982       ------------------------------------------------------------------------------------------------------
  sur les         ------------------------------------------------------------------------------------------------------
 compagnies       ------------------------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------------------------

               3. Date of incorporation/amalgamation:             Date de la constitution ou de la fusion:

                                        1/JANUARY/1984
               ---------------------------------------------------------------------------------------------------------
                                        (Day, Month, Year)
                                        (jour, mois, annee)

               4. The article of the corporation are amended as  Les statuts de la compagnie sont modifies de la facon
                  follows:                                       suivante:

                  (i) to provide that the corporation shall have a minimum of 1 and a maximum of 10 directors;

                  (ii) to delete the maximum number of common shares of the
                       corporation so that the corporation may issue an unlimited of common shares;

DYE & DURHAM
FORM 3(B C A)

5. The amendment has been duly authorized    La modification a ete dument
   as required by Sections 187 and 169 (as   autorisee conformement a
   applicable) of the Business Corporations  l'article 167 et, s'il y a lieu, a
   Act.                                      l'article 169 de la Loi sur les
                                             compagnies.

6. The resolution authorizing the            Les actionnaires ou les
   amendment was approved by the             administrateurs (le cas echeant) de
   shareholders/directors (as applicable)    la compagnie ont approuve la
   of the corporation on                     resolution autorisant la
                                             modification

                                    05/DEC/89
               -------------------------------------------------
                               (Day, Month, Year)
                              (jour, mois, annee)

These articles are signed in duplicate.      Les presents statuts sont signes en
                                             double exemplaire.

                                             D-M-E OF CANADA LIMITED
                                          --------------------------------------
                                                 (Name of Corporation)
                                         (Denomination sociale de la compagnie)

                               By/Par: [ILLEGIBLE]            Secretary
                                       -----------------------------------------
                                       [Signature]       (Description of office)
                                       [Signature]       (Fonction)